Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Commitments—The Account had $32.0 million and $39.0 million of outstanding immediately callable commitments to purchase additional interests in its limited partnership investments as of December 31, 2017 and 2016, respectively. The commitment at December 31, 2017 is related to the Taconic New York City GP Fund, LP, in which the Account has entered into an agreement to provide funding. As of December 31, 2017, $13.0 million of the original $45.0 million commitment has been funded. Once the remaining commitment is funded, the Account anticipates holding a 60% - 90% interest in the fund.
The Account has committed a total of $47.6 million and $38.8 million as of December 31, 2017 and 2016, respectively, to various tenants for tenant improvements and leasing inducements.
Contingencies—In the normal course of business, the Account may be named, from time to time, as a defendant or may be involved in various legal actions, including arbitrations, class actions and other litigation.

The Account establishes an accrual for all litigation and regulatory matters when it believes it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Once established, accruals are adjusted, as appropriate, in light of additional information. The amount of loss ultimately incurred in relation to those matters may be higher or lower than the amounts accrued for those matters.
As of the date of this annual report, management of the Account does not believe that the results of any such claims or litigation, individually or in the aggregate, will have a material effect on the Account’s business, financial position or results of operations.